UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 3, 2020

____________________________

FS KKR Capital Corp. II

(Exact name of Registrant as specified in its charter)

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Maryland	814-00926	80-0741103
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard
Philadelphia, Pennsylvania		19112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

In connection with the expected listing of FS KKR Capital Corp. II’s (the “Company”) common stock on the New York Stock Exchange (the “Listing”), on June 3, 2020, the Company is scheduled to hold a webinar providing an overview of the Company's financial condition and operations using the attached presentation, a copy of which is attached hereto as Exhibit 99.1. Except as may be required by federal securities laws, the Company undertakes no duty or obligation to update or revise the information contained in the presentation. There can be no assurance that the Company will be able to complete the Listing on the expected timeframe or at all.

The information in this Item 7.01, including Exhibit 99.1 and the information set forth therein, is deemed to have been furnished to, and shall not be deemed to be “filed” with, the U.S. Securities and Exchange Commission (the “SEC”).

Forward-Looking Statements

This Current Report on Form 8-K and the presentation attached hereto may contain certain forward-looking statements, including statements with regard to future events or the future performance or operation of the Company. Words such as “pro forma,” “believes,” “expects,” “projects” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption in the Company’s operations or the economy generally due to terrorism, natural disasters or pandemics such as COVID-19, future changes in laws or regulations and conditions in the Company’s operating area, unexpected costs, the ability of the Company to complete the Listing, the price at which the Company’s shares of common stock may trade on the New York Stock Exchange, the lower asset coverage ratio not being approved by the Company’s shareholders, the Company not being able to utilize the additional leverage capacity, the Company’s investment yield being less than 10%, and cost saving opportunities not materializing in the amounts expected or at all. Some of these factors are enumerated in the filings the Company makes with the SEC. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Presentation, dated June 3, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS KKR CAPITAL CORP. II

Date: June 3, 2020	By:	/s/ Stephen Sypherd
Stephen Sypherd General Counsel